PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2019	2020
Computer equipment and application software	$293	$336
Furniture and vehicles	309	223
Leasehold improvements	321	321
Total	923	880
Less: Provision for impairment	(503)	(503)
Less: Accumulated depreciation	(267)	(332)
Property and equipment, net	$153	$45